UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2012 (April 17, 2012)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas 75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2012, DGSE Companies, Inc., a Nevada corporation (the “Registrant”), received a written notice (the “Notice”) from NYSE Amex LLC (the “Exchange”) indicating that the Registrant was not in compliance with the Exchange’s continued listing criteria set forth in Sections 134 and 1101 of the NYSE Amex LLC Company Guide because it did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as more fully discussed in the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 16, 2012.

In order to maintain its Exchange listing, the Registrant is afforded the opportunity to submit a plan of compliance to the Exchange by May 1, 2012. Management of the Registrant expects to submit such a plan to the Exchange within the time period required by the Notice.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: April 19, 2011	By:	/s/ William H. Oyster
William H. Oyster
President